SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration Statement No.:

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(4)	Date filed:

LETTER FROM THE CHIEF EXECUTIVE OFFICER

A Notice of Special Meeting of Shareholders of

Consulting Group Capital Markets Funds

July 6, 2007

Dear Shareholder:

As an investor in Consulting Group Capital Markets Funds (the “Trust”), you are cordially invited to attend a special Shareholder meeting (the “Special Meeting”) on August 13, 2007, at 3:00 P.M., Eastern time, to be held at 787 Seventh Avenue, 32nd Floor, New York, NY 10019.

Shareholders who are unable to attend the Special Meeting are strongly encouraged to vote by proxy, which is customary in Shareholder meetings of this kind. A proxy statement (“Proxy Statement”) regarding the Special Meeting, a proxy card (“Proxy Card”) for your vote at the Special Meeting and a postage prepaid envelope in which to return your Proxy Card are enclosed. You may also vote by facsimile, by touch-tone telephone or through the Internet by following the instructions on the enclosed Proxy Card.

At the meeting, Shareholders will:

(i)	Elect three Trustees, each to serve until their respective successors are duly elected and qualified; and

(ii)	Transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

PROPOSAL TO ELECT TRUSTEES OF THE TRUST

The only proposal expected to be considered at the meeting asks that you elect three Trustees of the Trust, each to serve until their respective successors are duly elected and qualified. The Proxy Statement provides a description of each nominee’s background and current status with the Trust, along with other information.

The Board of Trustees recommends that you vote “FOR” the election of each of the three nominees to the Board.

YOUR VOTE IS IMPORTANT!

We ask that you review the enclosed Proxy Statement. If you do not plan to attend the Special Meeting, we ask that you complete, sign, date and return the Proxy Card as soon as possible in the enclosed postage-paid envelope (or vote by facsimile, by touch-tone telephone or through the Internet). Thank you in advance for your attention and vote with regard to this important proposal.

Sincerely,

/s/    Paul M. Hatch

Paul M. Hatch

Chief Executive Officer

Consulting Group Capital Markets Funds

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE BY FACSIMILE, TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET SO AS TO ENSURE A QUORUM AT THE SPECIAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY CARD, PLEASE CONTACT THE FUND’S TRANSFER AGENT, PFPC INC., AT 1-877-456-6399.

CONSULTING GROUP CAPITAL MARKETS FUNDS

222 Delaware Avenue

Wilmington, Delaware 19801

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

CONSULTING GROUP CAPITAL MARKETS FUNDS

To Be Held on August 13, 2007

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of Consulting Group Capital Markets Funds (the “Trust”) will be held on August 13, 2007, at 3:00 P.M., Eastern time, at 787 Seventh Avenue, 32nd Floor, New York, NY 10019, for the following purposes:

(1)	To elect three Trustees of the Trust to serve until their respective successors are duly elected and qualified; and

(2)	To transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

Shareholders of record at the close of business on June 25, 2007 will be entitled to vote at the Special Meeting and at any adjournments or postponements thereof.

Please mark, date and sign the enclosed Proxy Card and return it in the prepaid envelope enclosed for your convenience (or vote by facsimile, touch-tone telephone or through the Internet) to insure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY CARD WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the Special Meeting, you can revoke your Proxy and vote your shares in person if you wish.

By Order of the Trustees,

/s/ Israel Grafstein Israel Grafstein
Secretary

July 6, 2007

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE OR VOTE BY FACSIMILE, TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your Proxy Card(s) properly.

1.  Individual Accounts:    Sign your name exactly as it appears in the registration on the Proxy Card(s).

2.  Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card(s).

3.  All Other Accounts:    The capacity of the individual signing the Proxy Card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Executor

CONSULTING GROUP CAPITAL MARKETS FUNDS

222 Delaware Avenue

Wilmington, Delaware 19801

SPECIAL MEETING OF SHAREHOLDERS

To Be Held

August 13, 2007

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Consulting Group Capital Markets Funds, a Massachusetts business trust (the “Trust”), for use at a Special Meeting of Shareholders of the Trust for each portfolio that comprises the Trust (each, a “Portfolio” and, collectively, the “Portfolios”) to be held at 787 Seventh Avenue, 32nd Floor, New York, NY 10019, on August 13, 2007, at 3:00 P.M., Eastern time, and at any adjournments or postponements thereof (the “Special Meeting”).

All properly executed Proxy Cards received in time for the Special Meeting will be voted as specified in the Proxy Card or, if no specification is made, in accordance with the recommendations of the Board of Trustees of the Trust (the “Board”) for Proposal I as indicated in this Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Special Meeting.

This Proxy Statement, the Notice of Special Meeting and a Proxy Card are first being mailed to Shareholders on or about July 6, 2007 or as soon thereafter as practicable.

The costs of soliciting Proxies for the Special Meeting, including (a) preparing, printing and mailing this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Trust’s shares, (c) payment to PFPC Inc., the Trust’s transfer agent (“PFPC”), for its services in soliciting proxies, which payment is estimated to be approximately $246,200.00 and (d) supplementary solicitations to submit proxies, will be borne by the Trust. A Notice of the Special Meeting and a Proxy Card accompany this Proxy Statement (collectively the “Proxy Materials”). Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, through the Internet or by personal interviews by officers of the Trust and officers of Citigroup Global Markets Inc., the Trust’s distributor (the “Distributor”, or “CGM”), The Consulting Group (the “Manager”), a division of Citigroup Investment Advisory Services Inc. (“CIAS”), and PFPC. Such agents, representatives and employees of the Trust will not receive additional compensation for solicitation activities. PFPC has been engaged to assist in the solicitation of Proxies. As the Special Meeting date approaches, certain Shareholders of the Trust may receive a telephone call from a representative of PFPC if their votes have not yet been received. Authorization to permit PFPC to execute Proxy Cards may be obtained by telephonically or electronically transmitted instructions from

Shareholders of the Portfolios. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below.

In all cases where a telephonic Proxy is solicited, the PFPC representative is required to ask for each Shareholder’s full name and address, or zip code, or both, and to confirm that the Shareholder has received the Proxy Materials in the mail. If the Shareholder is a corporation or other entity, the PFPC representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to PFPC, then the PFPC representative has the responsibility to explain the process, read the proposal on the Proxy Card, and ask for the Shareholder’s instructions on the proposal. Although the PFPC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. PFPC will record the Shareholder’s instructions on the Proxy Card. Within 72 hours, the Shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Shareholder to call PFPC immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your Proxy Card for facsimile telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Although a Shareholder’s vote may be taken by facsimile, by touch-tone telephone or through the Internet, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card. If the enclosed Proxy Card is executed and returned, it nevertheless may be revoked at any time before it has been exercised by signing and sending to the Trust a later dated Proxy Card or written revocation, or by attending the Special Meeting and voting in person. A Proxy Card when executed and not so revoked will be voted in accordance with the specification marked thereon. Proxies voted by touch-tone telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Annual Report of each Portfolio containing audited financial statements for the fiscal year ended August 31, 2006 and the Semi-Annual Report following such Annual Report (each, a “Report”) have previously been furnished to that Portfolio’s Shareholders. Copies of the Reports for each Portfolio are available upon request and without charge by calling your Citigroup Global Markets Financial Advisor or by writing to the Trust’s transfer agent at Consulting Group Capital Markets Funds, c/o PFPC Inc., P.O. Box 9699, Providence, RI 02940-9699 or by calling 1-877-456-6399.

Shares of each Portfolio are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If the enclosed Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy Card. If no instructions are marked on the Proxy Card with respect to Proposal I, the Proxy Card will be voted “FOR” the approval of Proposal I and in accordance with the judgment of the persons appointed as Proxies with respect to any other matter that may properly come before the Special Meeting.

Under the Master Trust Agreement of the Trust, a majority of the shares entitled to vote at the Special Meeting constitutes a quorum for the transaction of business. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve Proposal I or any other matter as may properly come before the Special Meeting are not received, the persons named as Proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to any such proposals. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as Proxies will vote in favor of such adjournment those shares that they are entitled to vote and that have been voted in favor of such proposal. A Shareholder vote may be taken on Proposal I or on any other matter that may properly come before the Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker “non-votes” will not have the effect of votes cast in opposition to the election of a Trustee under Proposal I. (See “Vote Required” for a further discussion of abstentions and broker non-votes). The affirmative vote of a plurality of the shares present or represented by Proxy for all Portfolios that comprise the Trust voting as a single class and voting on Proposal I is required to elect the nominees for election as Trustee.

The mailing address of the Trust is 222 Delaware Avenue, Wilmington, Delaware 19801. The address of the Manager is 787 Seventh Avenue, New York, NY 10019, and of the Distributor is 787 Seventh Avenue, New York, NY 10019.

The Board has fixed the close of business on June 25, 2007 for the determination of Shareholders of each Portfolio entitled to notice of and to vote at the Special Meeting. At the close of business on June 25, 2007 the following numbers of shares of each Portfolio were issued and outstanding.

Consulting Group Capital Markets Funds	Shares
Large Capitalization Growth Investments	157,297,956
Large Capitalization Value Equity Investments	140,220,928
Small Capitalization Growth Investments	22,214,851
Small Capitalization Value Equity Investments	26,662,081
International Equity Investments	104,845,079
Emerging Markets Equity Investments	27,531,161
Core Fixed Income Investments	102,382,001
High Yield Investments	18,979,327
International Fixed Income Investments	23,688,344
Municipal Bond Investments	7,458,988
Money Market Investments	138,030,592

PROPOSAL I: ALL PORTFOLIOS

TO ELECT TRUSTEES OF THE TRUST

The only Proposal expected to be considered at the Special Meeting is the election of three Trustees of the Trust.

Each nominee has consented to serve as a Trustee if elected at the Special Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the Proxy Card confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Two nominees, Mr. Matthews and Ms. Hesslein, were appointed as Trustees by the Board and currently serve as Trustees.

If elected, the Trustees will hold office without limit in time subject to the retirement policy adopted by the Board and described below (the “Retirement Policy”), and except that any Trustee may resign and any Trustee may be removed by: (i) written instruments signed by at least two-thirds of the number of Trustees prior to such removal; (ii) vote of Shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at a meeting called for that purpose; or (iii) a written declaration signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust’s Custodian. In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee, provided that after giving effect to such appointment at least two-thirds of the Trustees have been elected by Shareholders. If at any time less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders meeting for the purpose of electing Trustees.

The Corporate Governance and Nominating Committee (the “Nominating Committee”) met on March 27, 2006 and recommended that the Board appoint Ms. Hesslein as a Trustee. The Board appointed Ms. Hesslein as Trustee on March 27, 2006. The Nominating Committee met on November 29, 2006 and recommended that the Board appoint Mr. Matthews as a Trustee. The Board appointed Mr. Matthews as Trustee on November 29, 2006. On March 12, 2007, the Nominating Committee met and recommended that the Board approve the election of Mr. Reed as Trustee subject to approval by Shareholders of the Trust. On March 12, 2007, the Board unanimously agreed to recommend to Shareholders the election of Messrs. Matthews and Reed and Ms. Hesslein as Trustees.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

Overall responsibility for management and supervision of the Trust rests with the Board. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Portfolios, including agreements with the Portfolios’ manager, distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolios are delegated to the Manager.

The names of the nominees, Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. Each Trustee and executive officer serves until his successor has been duly elected and qualified. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is indicated by an asterisk.

INFORMATION CONCERNING NOMINEES

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Non-Interested Trustee
Nominees
Mark J. Reed 101 S. Hanley Rd Suite 1260 St. Louis, MO 63105 Birthdate: 1964	Nominee	N/A	Managing Director and Chief Compliance Officer, Bush O’Donnell Investments Advisors, Inc., (1988-present)	None	None

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Interested Trustee Nominees
Laurie A. Hesslein CGM 787 Seventh Ave., 15th Floor New York, NY 10019 Birthdate: 1959	Trustee Nominee	2006	Director, CIAS (2005- present); Managing Director of CGM: Chief Administrative Officer, and Director of Client and Field Experience, Smith Barney Global Private Client Group (2005-present); Chief Administrative Officer, Director of Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group (2004-2005); Director of Wealth Management, Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group (2001-2004).	11	None

W. Thomas Matthews** CGM 388 Greenwich St. New York, NY 10013 Birthdate: 1949	Trustee Nominee	2006	Advisor, Smith Barney (2005-present); previously, President and Chief Executive Officer, Smith Barney (2002-2005); Director of Sales, Smith Barney (1994-2002).

INFORMATION CONCERNING OTHER TRUSTEES

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Non-Interested Trustees
Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birthdate: 1921	Trustee	2006; Mr. Auch previously served as a Trustee of the Trust from 1991 to December 2001	Retired	11	Trustee, Nicholas- Applegate Funds; Director, UBS Asset Management; Director, US Bancorp Advisory Group

H. John Ellis 858 E. Crystal Downs Drive Frankfort, MI 49635 Birthdate: 1927	Trustee	1999	Retired	11

Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birthdate: 1927	Chairman and Trustee	1994	Chairman, TEC International (organization of chief executives)	11

Stephen E. Kaufman Stephen E. Kaufman, P.C. 277 Park Avenue, 47th Fl. New York, NY 10172 Birthdate: 1932	Trustee	1991	Attorney	11

John J. Murphy 222 Delaware Avenue 7th Floor Wilmington, DE 19801 Birthdate: 1944	Trustee	2006	President, Murphy Capital Management (investment management)	11	Trustee, Nicholas Applegate Funds; Legg Mason Partners Equity Trust (consisting of 29 portfolios) and Trustee of Legg Mason Partners Variable Trust (consisting of 17 portfolios)

INFORMATION CONCERNING EXECUTIVE OFFICERS OF THE TRUST

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Officers
Paul M. Hatch 787 Seventh Ave., 15th Floor New York, NY 10019 Birthdate: 1957	Chief Executive Officer	2006	Director and Chief Executive Officer, CIAS (2005-present); Executive Vice President, CGM: Director, Investment Advisory Services, Smith Barney (2005-present); previously, other management positions within Smith Barney since prior to 2002.	N/A	N/A

James J. Tracy CGM 222 Delaware Avenue 7th Floor Wilmington, DE 19801 Birthdate: 1957	Executive Vice President and Investment Officer	2006	Executive Vice President, Director, Consulting Group (2006-present); previously, Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006).	N/A	N/A

Norman E. Nabhan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1948	President and Investment Officer	2005	President, CIAS; Managing Director, CGM since prior to 2002.	N/A	N/A

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
James F. Walker CGM 787 Seventh Ave., 15th Floor New York, NY 10013 Birthdate: 1963	Chief Financial Officer and Treasurer	2007	Managing Director, CGM: Chief Operating Officer, Investment Advisory Services, Smith Barney (2006-present); previously, Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2002.	N/A	N/A

LeRoy T. Pease III The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	1996	Senior Vice President, CGM since prior to 2002	N/A	N/A

Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1968	Investment Officer	1997	Senior Vice President, CGM (2006-present); previously, First Vice President, CGM (2002-2005).	N/A	N/A

Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birthdate: 1958	Investment Officer	2004	First Vice President, CGM	N/A	N/A

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Steven Hartstein Citigroup Global Markets, Inc. (“CGM”) 485 Lexington Ave. New York, NY 10017 Birthdate: 1963	Chief Compliance Officer	2006	Senior Vice President, CGM and Assistant Director, Investment Advisory Services Compliance, Smith Barney (2006-present); previously, Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006); Director and Senior Compliance Officer, UBS Global Asset Management (2002-2004); Vice President and Senior Compliance Officer, Lazard Asset Management (2000-2002).	N/A	N/A

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Carmen Z. Menendez-Puerto Citigroup Global Markets, Inc. (“CGM”) 485 Lexington Ave. New York, NY 10017 Birthdate: 1961	Chief Anti- Money Laundering Officer	2006	Managing Director, CGM (2007-present); Director, CGM (2005-2006); Senior Vice President, CGM (2003-2004), First Vice President, Citibank Global Relationship Bank (2002-2003); Director, Smith Barney Anti-Money Laundering program (2005-present); previously, Director, Smith Barney Equity Research Compliance (2003-2005); Risk Manager-Compliance, Citigroup Global Corporate and Investment Bank (2001-2003).	N/A	N/A

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Paul F. Gallagher 222 Delaware Avenue 7th Floor Wilmington, DE 19801 Birthdate: 1959	Chief Legal Officer	2007	Director and Associate General Counsel, CGM (2006-present); previously, Senior Vice President and General Counsel, ICMA Retirement Corporation (2004-2006); Vice President and General Counsel, ICMA Retirement Corporation (1998-2003).	N/A	N/A

Israel Grafstein Citigroup Global Markets, Inc. (“CGM”) 485 Lexington Ave. New York, NY 10017 Birthdate: 1974	Secretary	2006	First Vice President and Associate General Counsel, CGM; previously, Legal Counsel, Credit Suisse Asset Management (2005); Associate at Herrick, Feinstein LLP (2004-2005); Regulatory Attorney, State of New Jersey Attorney General’s Office (2003-2004); Alliance Capital Management (2000-2003).	N/A	N/A

*	Ms. Hesslein and Mr. Matthews are “interested persons” of the Trust as defined in the 1940 Act because Ms. Hesslein and Mr. Matthews are officers of CIAS and certain of its affiliates.

As of June 25, 2006, the Trustees and nominees of the Trust beneficially owned equity securities of the Portfolio’s of the Trust within the dollar ranges presented in the table below:

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Portfolios of the Trust
Walter Auch	None
H. John Ellis	Over $100,000
Armon E. Kamesar	$50,001-100,000
Stephen E. Kaufman	None
John J. Murphy	Over $100,000
Laurie A. Hesslein	None
W. Thomas Matthews	None
Mark J. Reed	$10,001-50,000

As of December 31, 2006, none of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”), or Independent Trustee nominees, or his immediate family members, owned beneficially, or of record, any securities in the Manager, investment advisers or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, investment advisers or distributor of the Trust.

The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all of the Independent Trustees of the Trust, namely Messrs. Auch, Ellis, Kamesar, Kaufman, and Murphy. For the Trust’s most recent fiscal year, each Trustee attended at least 75% of the Board meetings and of the meetings of each Committee of which he or she was a member, except for Mr. Kaufman.

The Audit Committee oversees each Portfolio’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Trust for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Portfolio by the independent registered public accounting firm and all permissible non-audit services provided by the independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to the Portfolio operations and financial reporting. The Audit Committee met 5 times during the Trust’s most recent fiscal year. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee’s charter is not available on the Trust’s website.

The Nominating Committee’s purposes are overseeing the board governance practices of the Portfolios, identifying and recommending individuals to the Board for nomination as members of the Board and its committees and establishing the agenda for any meetings of the Independent Trustees. The Nominating Committee will consider nominees recommended by the Portfolios’ Shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders. The Nominating Committee met twice times during the Trust’s most recent fiscal year. The Nominating Committee’s charter is attached to this Proxy Statement as Appendix B. The Nominating Committee’s Charter is not available on the Trust’s website.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for a Trustee to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Trust management, the Manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant; and

•	the character and integrity of the person.

Additional Information

Board Composition

Current Composition.    Messrs. Auch, Ellis, Kamesar, Kaufman and Murphy, all of whom are Independent Trustees (or not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act), and Ms. Hesslein and Mr. Mathews, who are Interested Trustees, comprise the entire current membership of the Trust’s Board.

Master Trust Agreement.    The Trust’s Master Trust Agreement, dated April 12, 1991, as amended (the “Trust Agreement”), provides for Emeritus Trustees. Under the Trust Agreement, as amended November 29, 2006, any individual who (i) was elected as Trustee prior to December 31, 2006, (ii) has served as a Trustee for a minimum of ten (10) years, and (ii) has reached the age of eighty (80) years of age may be designated by the remaining Trustees as an Emeritus Trustee. Emeritus Trustees may attend Board meetings, but may not vote on any matters. Emeritus Trustees are paid a stipend in an amount determined by the Trustees. Currently, there is one Trustee serving as an Emeritus Trustee. Under the Trust Agreement, as amended November 29, 2006, Trustees who begin service on the Board after December 31, 2006 are subject to the Retirement Policy, which requires mandatory retirement for such Trustees upon reaching the age of seventy-two (72) years of age.

Share Ownership

Set forth below is information as of the Record Date regarding the beneficial ownership of each Portfolio’s shares by the only persons known by the Portfolios to beneficially own more than five percent of the outstanding shares of the Portfolios. The number of shares beneficially owned is determined under rules of the U.S. Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth below. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares. As of the Record Date, the Trustees and officers as a group owned, of record, less than 1% of the outstanding shares of each Portfolio.

As of June 25, 2007, the following Shareholders owned of record or beneficially 5% or more of the shares of a Portfolio of the Trust:

Large Capitalization Value Equity Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 8,123,136 (5.8%) shares

Small Capitalization Growth Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 3,081,718 (13.9%) shares

Owned 1,131,387 (5.1%) shares

Small Capitalization Value Equity Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 1,906,965 (7.2%) shares

Emerging Markets Equity Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 1,425,363 (5.2%) shares

Money Market Investments

Smith Barney Corporate Trust Company

c/o SEI Private Trust Company

1 Freedom Valley Drive

Oaks, PA 19456

Owned 16,115,054 (11.7%) shares

Owned 10,392,343 (7.5%) shares

Remuneration.    No director, officer or employee of the Manager, the Distributor or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective April 1, 2007, each Independent Trustee receives a fee of $72,000 per annum plus $6,000 per meeting attended (except that Mr. Kamesar receives $80,000 per annum and $13,000 per meeting attended due to his position as Chairman of the Board and of the Audit Committee). In addition, each Independent Trustee is paid $1,000 per telephonic meeting attended. The Trust pays each Emeritus Trustee 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended. Prior to April 1, 2007 the Trust paid each Independent Trustee a fee of $42,000 per annum (except that Mr. Kamesar received $45,000 per annum due to his position as Chairman of the Board) plus $1,000 per meeting attended. Mr. Kamesar received additional compensation because of his position as Chairman of the Audit Committee. In addition, each Independent Trustee received $100 per telephonic meeting attended. The Trust currently pays each Emeritus Trustee a fee of $21,000 per annum plus $500 per meeting attended and $50 for each telephonic meeting attended. The Trust reimbursed and continues to reimburse the Independent Trustees and Emeritus Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the calendar year ended December 31, 2006, such fees and expenses totaled $33,492.35.

The Trust does not pay retirement benefits to its Trustees and officers, although it has an Emeritus Program for Trustees, as described above. Officers and interested Trustees of the Trust are compensated by the Manager, CGM or one of their affiliates.

For the fiscal year ended August 31, 2006, the Trustees of the Trust were paid the following aggregate compensation by the Trust:

	TGMXX	TMUUX	THYUX	TLVUX	TLGUX	TIIUX	TSVUX
Walter A. Auch	$884.00	$650.00	$1,230.00	$7,522.00	$8,088.00	$3,530.00	$2,136.00
H. John Ellis	$1,349.00	$1,022.00	$1,1990.00	$10,185.00	$11,116.00	$4,752.00	$3,087.00
Armon Kamesar	$1,393.00	$1,005.00	$2,162.00	$11,837.00	$12,973.00	$5,401.00	$3,452.00
Stephen E. Kaufman	$1,171.00	$844.00	$1,813.00	$10,008.00	$10.938.00	$4,575.00	$2,909.00
John J. Murphy	$1,509.00	$1,182.00	$2,151.00	$10,346.00	$11,276.00	$4,913.00	$3,247.00
**Martin Brody	$270.32	$149.56	$277.62	$3,560.66	$3,091.58	$1,090.56	$811.68

	TSGUX	TIEUX	TEMUX	TIFUX	TOTAL	Total Compensation From Fund Complex*	Total Number of Portfolios Served in Complex
Walter E. Auch	$2,33.00	$6,332.00	$1,731.00	$1,208.00	$35,649.00	$35,649.00	11
H. John Ellis	$3,357.00	$8,327.00	$2,507.00	$1,760.00	$43,452.00	$43,452.00	11
Armon Kamesar	$3,783.00	$9,660.00	$2,781.00	$1,873.00	$56,320.00	$56,320.00	11
Stephen E. Kaufman	$3,180.00	$8,150.00	$2,330.00	$1,582.00	$47,500.00	$47,500.00	11
John J. Murphy	$3,518.00	$8,488.00	$2,667.00	$1,920.00	$51,217.00	$51,217.00	11
Martin Brody	$893.45	$3,110.87	$656.36	$437.14	$15,750.00	$15,750.00	11

Key to Portfolio abbreviations

TGMXX = Money Market Investments

TMUUX= Municipal Bond Investments

THYUX= High Yield Investments

TLVUX= Large Capitalization Value Equity Investments

TLGUX= Large Capitalization Growth Investments

TIIUX = Core Fixed Income Investments

TSVUX= Small Capitalization Value Equity Investments

TSGUX= Small Capitalization Growth Investments

TIEUX= International Equity Investments

TEMUX= Emerging Markets Equity Investments

TIFUX = International Fixed Income Investments

*	For calendar year ended December 31, 2006.
**	Emeritus Trustee

Required Vote

The affirmative vote of a plurality of the shares present or represented by Proxy and voting on the matter in question at the Special Meeting is required to elect the nominees for election as Trustees. In other words, the nominees receiving the greatest number of votes will be elected. Abstentions and broker “non-votes” will be treated as votes present and not cast at the Special Meeting. Accordingly, abstentions and broker “non-votes” will not have the effect of votes in opposition to the election of a Trustee under this Proposal 1.

THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT BOARD MEMBERS, RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

Independent Registered Public Accountant

At a meeting held on June 5, 2006, the Audit Committee and Board of Trustees of the Trust, including a majority of the Independent Trustees, selected KPMG LLP (“KPMG” to act as the independent registered public accounting firm for each Portfolio’s current fiscal year. The financial statements for each Portfolio for its most recent fiscal year were audited by KPMG.

Audit Fees

The aggregate fees billed for professional services rendered by KPMG, in connection with the annual audit of the Trust’s financial statements and for services normally provided by KPMG in connection with statutory and regulatory filings or engagements for the fiscal years ended August 31, 2005 and August 31, 2006 were $265,000 and $272,000, respectively.

Audit-Related Fees

The Trust paid aggregate, audit-related fees of $17,500 for the fiscal year ended August 31, 2005. These services consisted of procedures performed in connection with the review and preparation of the issuance of the 17-F2 Security Count Independent Accountants Reports of the Consulting Group Capital Markets Fund. The Trust did not pay KPMG any audit-related fees (other than those disclosed under “Audit Fees” above), and there were no audit-related fees paid by the Trust to KPMG that were required to be approved by the Trust’s Audit Committee, in its 2006 fiscal year.

Tax Fees

The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $35,100 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

All Other Fees

There were no other fees billed in the Reporting Periods for products and services provided by KPMG, other than the services referenced above for the 2005 and 2006 fiscal years.

The Audit Committee’s charter requires that the Audit Committee approve (a) all audit and permissible non-audit services to be provided to the Trust and (b) all permissible non-audit services to be provided by the Trust’s independent registered public accounting firm to CIAS and any service providers controlling, controlled by or under common control with CIAS that provide ongoing services to the Trust (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the auditors. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to a Portfolio by the independent registered public accounting firm, other than those provided to a Portfolio in connection with an audit or a review of the financial statements of the Portfolio. Permissible non-audit services may not include (i) bookkeeping or other services related to the accounting records or financial statements of a Portfolio; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, CIAS and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Trust, (b) CIAS and (c) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to completion of the audit.

For each Portfolio’s two most recent fiscal years, there were no services rendered by KPMG to any such Portfolio for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to the Portfolios and the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Portfolios were $0 and $0, respectively, in 2005 and 2006.

The Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers that were not pre-approved (and did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Portfolios, the Manager or the Covered Service Providers that were required to be pre-approved were pre-approved as required.

Representatives of KPMG are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a Statement if they wish to do so.

OTHER INFORMATION

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the Trust’s former manager, and the Distributor, CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”), formerly including the Trust.

Under the order, the SEC determined that SBFM and the Distributor willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the SEC determined that SBFM and the Distributor knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included SBFM and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and the Distributor. The SEC also concluded that SBFM and the Distributor willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ Boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and the Distributor do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and the Distributor and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by the Distributor and submitted for approval by the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds. The order also requires that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and the Distributor would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time frame, the Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including Smith Barney Fund Management LLC, to Legg Mason Inc. (“Legg Mason”). The Management of the Trust was not included in the sale.

Recent Developments

The Trust has received information from CAM concerning SBFM and Salomon Brothers Asset Management Inc (“SBAM”), investment advisory companies that are a part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to Shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM is cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Trust or the Portfolios or the Manager’s ability to perform its investment management services relating to the Trust and the Portfolios.

OTHER MATTERS

The Trustees of the Trust know of no other matters that may come before the Special Meeting. If any such matters should properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment.

The Trust does not hold Shareholder meetings annually. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next Shareholder meeting should send their written proposals to Consulting Group Capital Markets Funds, 485 Lexington Avenue, 14th Floor, New York, NY 10017, c/o the Trust’s Secretary.

You are requested to mark, date, sign and return the enclosed Proxy promptly (or vote by touch-tone telephone or through the Internet). No postage is required on the enclosed envelope.

By Order of the Trustees,

/s/ Israel Grafstein Israel Grafstein
Secretary

New York, New York

July 6, 2007

APPENDIX A

AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED AS OF MARCH 18, 2004

ESTABLISHMENT AND PURPOSE

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each registered open-end investment company (the “Fund”) advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of its affiliates (each, an “Adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, as well as approving the compensation thereof; and (c) approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

DUTIES AND RESPONSIBILITIES

The Fund’s independent auditors are accountable to the Committee.

The Committee shall:

1. Approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund, and approve the compensation thereof.

2. Approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from the Adviser and from the independent auditors a list of audit and permissible non-audit services that can be expected to be rendered to the Fund, the Adviser or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the “Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been

[1]

The Committee shall not approve non-audit services that the Committee believes may taint the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers).

3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

4. Review, in consultation with the independent auditors, the scope of the Fund’s proposed audit each year, including the audit procedures to be utilized in the review of the Fund’s financial statements.

5. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

6. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, or any subsequent Statement, relating to the conduct of the audit.

7. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund’s significant service providers.

8. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund’s sub-adviser(s), if any, the Fund’s counsel and the Fund’s other service providers.

COMPOSITION

The Committee shall be composed of each Board member who has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”). The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund’s counsel, the Adviser, the Fund’s independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund’s independent auditors at least once a year outside the presence of the Fund’s officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund’s officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members, but not fewer than two members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

This Charter may be amended by a vote of a majority of the Committee members.

Consulting Group Capital Markets Funds

AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

An “audit committee financial expert” is a person who has the following attributes:

•	an understanding of generally accepted accounting principles and financial statements;

•	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•	an understanding of internal controls and procedures for financial reporting; and

•	an understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

•

education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

•	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

•	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

•	other relevant experience.

APPENDIX B

CORPORATE GOVERNANCE AND

NOMINATING COMMITTEE CHARTER

Purpose of Committee

The purpose of the Corporate Governance and Nominating Committees (the “Committees”) of the Boards of Directors/Trustees (the “Boards”) of the Smith Barney Investment Companies listed on Annex A (the “Funds”) is to oversee the board governance practices of the Funds, to identify and recommend individuals to the Boards for nomination as members of the Boards and their committees (including these Committees) and to establish the agenda for meetings of the Independent Directors/Trustees. Each Board of each Fund shall establish a Committee. The Committees shall report to the Boards on their activities when appropriate.

Committee Membership

The Committees shall consist solely of two or more members of each Board, (a) none of whom is an “interested person” of the Funds or their investment adviser as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) or has a direct or indirect financial interest in the operation of any Fund’s plan under Rule 12b-1 under the 1940 Act or in any agreements related to a plan (any such person, an “Independent Director/Trustee”) and (b) each of whom the Boards have determined has no material relationship with the Funds and is otherwise “independent” under the rules of the New York Stock Exchange, Inc.

The initial members of the Committees shall be appointed by the Board, including a majority of the Independent Directors/Trustees. Candidates to fill subsequent vacancies in the Committees shall be nominated by the Committees as set forth below and appointed by the Boards. Members shall serve at the pleasure of the Boards and for such term or terms as the Boards may determine.

Committee Structure and Operations

Each Committee shall designate one member as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. Each Committee shall meet in person or telephonically as appropriate for the conduct of its business at times and places determined by the Committee chairperson. In addition, actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committees:

To monitor developments in corporate governance of registered investment companies with a view to advising the Boards on their policies, programs and procedures designed to assure compliance with legislative, regulatory and self-regulatory requirements applicable to investment company board governance.

To make recommendations to the Boards from time to time as to changes that the Committees believe to be desirable to the size of the Boards or any committee thereof.

To identify individuals believed to be qualified to become Independent Directors of the Funds, and to recommend to the Boards the nominees to stand for election as directors at meetings of stockholders. In the case of a vacancy to be filled in the office of a director (including a vacancy created by an increase in the size of a Board), each Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. The Committees may consider candidates proposed by management but is not required to do so.

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

•

While the Committee is solely responsible for the selection and nomination of Directors, it may consider nominees recommended by Fund stockholders, but is not required to do so. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

4. To develop and recommend to the Boards standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

5. To identify Board members qualified to fill vacancies on any committee of a Board (including the Committee) and to recommend that the Boards appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

6. Establish agendas for the executive sessions of the Independent Directors and coordinate with management on agendas for regular meetings of the Board.

7. Prepare and issue the evaluation required under “Performance Evaluation” below.

8. Review on a periodic basis director fees and compensation.

9. Any other duties or responsibilities expressly delegated to the Committees by the Boards from time to time relating to the nomination of Board and committee members and to corporate governance matters.

Delegation to Subcommittee

A Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or a committee of the Board.

Performance Evaluation

The Committee shall produce and provide to the Boards an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Boards any improvements to the Committee charter or to Board governance practices deemed necessary or desirable by the Committees. The performance evaluation by the Committees shall be conducted in such manner as the Committees deem appropriate. The report to the Boards may take the form of an oral report by the chairperson of the Committee or any other member designated by the Committees to make this report.

Resources and Authority of the Committees

The Committees shall have the resources and authority appropriate to discharge the duties and responsibilities specified in this Charter, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, such as search firms used to identify director candidates, as it deems appropriate, without seeking approval of the Boards or management. While it is expected that, in the normal course of business the Committees would consult with the other Independent Directors in connection with any such retention, the Committees are not required to do so.

Annex A

Consulting Group Capital Markets Funds

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

*** 4 EASY WAYS TO VOTE YOUR PROXIES ***

CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.

LOG-ON: Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

FAX: 1-781-930-4943 24 hours a day, 7 days a week. If voting via fax, please be sure to sign your card and fax BOTH SIDES of the proxy card.

“FUND NAME”

SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 13, 2007

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

OF CONSULTING GROUP CAPITAL MARKETS FUNDS

The undersigned hereby appoints James Walker and Paul F. Gallagher, jointly and severally, as proxies (“Proxies”), with full power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Consulting Group Capital Markets Funds (the “Funds”) held of record by the undersigned on June 25, 2007 at the Special Meeting (the “Meeting”) of Shareholders of the Funds to be held on August 13, 2007, at 3:00 p.m., Eastern time, at 787 Seventh Avenue, 32nd Floor, New York, NY 10019 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement dated July 6, 2007.

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS

CARD PROMPTLY USING THE ENCLOSED ENVELOPE, IF YOU DO NOT WISH

TO VOTE BY INTERNET OR BY PHONE.

Dated

Signature(s) of Participant(s) (Please sign in the Box)

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box (es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒ THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO RECOMMENDS A VOTE “FOR” THE PROPOSAL.

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” THE PROPOSAL.

FOR ALL	WITHHOLD AUTHORITY	FOR ALL EXCEPT
☐	☐	☐

Proposal 1: To elect three Trustees of the Trust to serve until their respective successors are duly elected and qualified:

Nominees: (01) Mark Reed, (02) Laurie A. Hesslein, (03) W. Thomas Matthews

Instructions: To withhold authority to vote for any individual nominee, write the nominee’s or nominees name(s) on the space below:

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Please fill in box (es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒ THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Consolidated Proxy Card

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” THE PROPOSAL.

FOR ALL	WITHHOLD AUTHORITY	FOR ALL EXCEPT
☐	☐	☐

Proposal 1: To elect three Trustees of the Trust to serve until their respective successors are duly elected and qualified:

Nominees: (01) Mark Reed, (02) Laurie A. Hesslein, (03) W. Thomas Matthews

Instructions: To withhold authority to vote for any individual nominee, write the nominee’s or nominees name(s) on the space below:

INSTRUCTION: You may vote separately on this proposal for each of your Funds. If you wish to do so, then please vote using the individual ballots for each Fund below.

NOTE: If you have used the consolidated ballot above, do not vote the individual ballots below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Ú DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW Ú

INDIVIDUAL BALLOTS

(Fund Name Appears Here)

FOR ALL	WITHHOLD AUTHORITY	FOR ALL EXCEPT
☐	☐	☐

1. To elect three Trustees of the Trust to serve until their respective successors are duly elected and qualified:

Nominees: (01) Mark Reed, (02) Laurie A. Hesslein, (03) W. Thomas Matthews

Instructions: To withhold authority to vote for any individual nominee, write the nominee’s or nominees name(s) on the space below:

(Fund Name Appears Here)

FOR ALL	WITHHOLD AUTHORITY	FOR ALL EXCEPT
☐	☐	☐

1. To elect three Trustees of the Trust to serve until their respective successors are duly elected and qualified:

Nominees: (01) Mark Reed, (02) Laurie A. Hesslein, (03) W. Thomas Matthews

Instructions: To withhold authority to vote for any individual nominee, write the nominee’s or nominees name(s) on the space below:

(Fund Name Appears Here)

FOR ALL	WITHHOLD AUTHORITY	FOR ALL EXCEPT
☐	☐	☐

1. To elect three Trustees of the Trust to serve until their respective successors are duly elected and qualified:

Nominees: (01) Mark Reed, (02) Laurie A. Hesslein, (03) W. Thomas Matthews

Instructions: To withhold authority to vote for any individual nominee, write the nominee’s or nominees name(s) on the space below:

(Fund Name Appears Here)

FOR ALL	WITHHOLD AUTHORITY	FOR ALL EXCEPT
☐	☐	☐

1. To elect three Trustees of the Trust to serve until their respective successors are duly elected and qualified:

Nominees: (01) Mark Reed, (02) Laurie A. Hesslein, (03) W. Thomas Matthews

Instructions: To withhold authority to vote for any individual nominee, write the nominee’s or nominees name(s) on the space below:

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

*** 4 EASY WAYS TO VOTE YOUR PROXIES ***

Consolidated Proxy Card

The top half of this form is your Consolidated Proxy Card. It reflects all of the Funds registered to your account. By voting and signing the Consolidated Proxy Card, you are voting all of these Funds in the same manner as indicated on the reverse side of this form.

CALL: To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.

LOG-ON: Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

FAX: 1-781-930-4943 24 hours a day, 7 days a week. If voting via fax, please be sure to sign your card and fax BOTH SIDES of the proxy card.

“FUND NAME”

SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 13, 2007

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

OF CONSULTING GROUP CAPITAL MARKETS FUNDS

The undersigned hereby appoints James Walker and Paul F. Gallagher, jointly and severally, as proxies (“Proxies”), with full power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Consulting Group Capital Markets Funds (the “Funds”) held of record by the undersigned on June 25, 2007 at the Special Meeting (the “Meeting”) of Shareholders of the Funds to be held on August 13, 2007, at 3:00 p.m., Eastern time, at 787 Seventh Avenue, 32nd Floor, New York, NY 10019 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement dated July 6, 2007.

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE, IF YOU DO NOT WISH TO VOTE BY INTERNET OR BY PHONE.

Dated

Signature(s) of Participant(s) (Please sign in the Box)

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD

ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS ON THE

REVERSE SIDE AND ANY ACCOMPANYING PAGES.                                     INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your funds. If you wish to vote for each of the funds separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

Note: If you elect to vote each fund separately, do not return the Consolidated Proxy Card above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH FUND SEPARATELY.

Dated

Signature(s) of Participant(s) (Please sign in the Box)

Please date and sign exactly as your name appears hereon. If shares are registered in more than one name, all participants should sign this voting instruction; but if one participant signs, this signature binds the other participant(s). When signing as an attorney, executor, administrator, agent, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.